KEMPER GLOBAL INCOME FUND
                         SUPPLEMENT TO THE STATEMENT OF
                          ADDITIONAL INFORMATION DATED
                                  MARCH 1, 2000

                           --------------------------


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to December 31, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period October 1, 1989 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER GLOBAL INCOME FUND -- AS OF DECEMBER 31, 1999*

AVERAGE ANNUAL                                      Class A             Class B             Class C
TOTAL RETURNS                                       Shares               Shares              Shares
-------------                                       ------               ------              ------

Life of Class(+)                                     6.70%               4.88%               5.08%
Ten Years                                            6.36%               6.08%               6.18%
FiveYears                                            5.01%               5.07%               5.30%
One Year                                           -10.58%              -9.66%              -7.06%

(+) Since October 1, 1989 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, October 1, 1989 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.









September 29, 2000